SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 25, 1998


                       Electro-Optical Systems Corporation
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                   0-28948                 75-2254748
 (State or other jurisdiction of    (Commission File           (IRS Employer
         incorporation or               Number)           Identification Number)
          organization)



           36 Nason Street
             Maynard, MA                             01754
        (Address of principal                     (Zip Code)
         executive offices)


        Registrant's telephone number, including area code (978) 461-1773
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                                    FORM 8-K

                               September 18, 1998

ITEM                                                                 PAGE

Item 4.   Changes in Registrant's Certifying Accountant               1

Item 5.   Other Events                                                1

Item 7.   Financial Statements and Exhibits                           2

Signatures                                                            3

ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective September 18, 1998, Arthur Andersen, LLP ("AA") resigned as the Registrant's independent auditors.

         AA's reports on the financial statements for the Registrant's fiscal years ended December 31, 1996 and the year ended December 1995 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. AA did not complete its audit of the Registrant's financial statements for the fiscal year ended December 31, 1997. The foregoing notwithstanding, the reports of AA did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to audit scope or accounting principles. There were no disagreements between the Registrant and AA during Fiscal 1995, Fiscal 1996 and the subsequent periods on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the disagreements in connection with its reports.

         Attached hereto as Exhibit 16.1 is a letter from AA confirming that such firm agrees with the statements herein that relate to AA.

         The Registrant is in the process of searching for a new independent public accountant. However, the Registrant presently has no capital, no operations and no source of additional financing. As such, the Registrant does not believe it will be able to hire a new independent auditor until it secures financing, which the Company believes is extremely doubtful.

ITEM 5.           OTHER EVENTS

         A class action lawsuit, case number 98CIV.6403, Alan Fellman, et al., on behalf of himself and all others situated vs. Electro Optical Systems, Corp., Charles Weaver, et al in September 10, 1998 by shareholders who purchased Electro-Optical stock from December 18, 1997 to March 27, 1998 inclusive, and who are claiming damage in the United States District Court, Southern District of New York. The Registrant presently has no capital, no operations and no source of additional financing. Nonetheless, the Registrant intends to defend its position, however, given its present financial situation, the Registrants ability to defend against this action will be extremely limited.

         As already reported, the Securities and Exchange Commission filed a civil action against the Company on March 13, 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

16.1 Letter to the Securities and Exchange Commission from Arthur Andersen, LLP.

                                     * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELECTRO-OPTICAL SYSTEMS CORPORATION


                                    By: /s/Charles Weaver
                                        Charles Weaver


Dated:  September 25, 1998